Investor Presentation Acquisition of Denver Bankshares, Inc. & Divestiture of Florida Franchise September 27, 2023

2 Forward Looking Statements Cautionary Note Regarding Forward-Looking Statements Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include information about MidWestOne Financial Group, Inc.’s (“MOFG” or “MidWestOne”) and Denver Bankshares, Inc.’s (“DNVB”) possible or assumed future economic performance or future results of operations, including MidWestOne Financial Group, Inc.’s (MidWestOne”) or DNVB’s future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows, and MidWestOne’s and DNVB’s future capital expenditures and dividends, future financial condition and changes therein, including changes in MidWestOne’s and DNVB’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for MidWestOne’s and DNVB’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on MidWestOne’s and DNVB’s operations, results of operations, financial condition, and future economic performance, statements about the benefits of the merger, and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim”, “anticipate”, “estimate”, “expect”, “goal”, “guidance”, “intend”, “is anticipated”, “is expected”, “is intended”, “objective”, “plan”, “projected”, “projection”, “will affect”, “will be”, “will continue”, “will decrease”, “will grow”, “will impact”, “will increase”, “will incur”, “will reduce”, “will remain”, “will result”, “would be”, variations of such words or phrases (including where the word “could”, “may”, or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that MidWestOne makes are based on our current expectations and assumptions regarding MidWestOne’s and DNVB’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect MidWestOne’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement or asset purchase agreement, with respect to the branch sale, the outcome of any legal proceedings that may be instituted against MidWestOne or DNVB, delays in completing the merger or branch sale, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger or branch sale) and shareholder approval or to satisfy any of the other conditions to the merger or branch sale on a timely basis or at all, the possibility that the anticipated benefits of the merger or branch sale are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where MidWestOne and DNVB do business, the possibility that the merger and branch sale may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger and MidWestOne’s ability to complete the acquisition and integration of DNVB successfully. Each of MidWestOne and DNVB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on MidWestOne, and factors which could affect the forward-looking statements contained herein can be found in MidWestOne’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2023 and June 30, 2023 and its other filings with the SEC.

3 Presenters Charles N. “Chip” Reeves Chief Executive Officer Len D. Devaisher President & Chief Operating Officer Barry S. Ray Senior Executive Vice President & Chief Financial Officer

4 Two Complementary Transactions Complementary transactions effectively realign focus into MOFG’s core Midwest and Denver geographic footprint Monetization of MOFG’s undersized Florida franchise provides capital for the acquisition of an 80+ year old bank in the attractive Denver MSA Augments MOFG’s existing position in Denver, a commercially dense MSA, and one of the demographically strongest major markets west of the Mississippi Low execution risk: seasoned acquiror, already embedded Denver leadership team, extensive due diligence, compatible cultures, relative size has agreed to sell its Florida franchise including 2 branches to 7.5% Deposit Premium has agreed to acquire Denver Bankshares, Inc. (“DNVB”) the holding company of $32.6 Million

Overview and Financial Highlights

Transaction Summary

- 100% cash acquisition of Denver Bankshares, Inc., the holding company of The Bank of Denver, a two branch commercial bank headquartered in Denver, CO
- The divesture of our Florida franchise consisting of two branches located in Fort Myers and Naples to DFCU Financial, representing our exit from the Florida market
- The two transactions serve to continue the strategic realignment of our growth focus into major metro markets within our core Midwest and Denver geographic footprint, in line with our stated growth strategies

* TBVPS dilution from the DNVB acquisition is substantially offset by the deposit premium received in the Florida divestiture

** Well-capitalized pro forma capital position with accelerated future capital accretion driven by strong EPS accretion

*** While both transactions are attractive individually, the combined impacts are complementary from both strategic and financial perspectives

Attractive Financial Returns [1]

Meaningful EPS Accretion [2]	Minimal TBVPS Dilution
Double-digit accretion in 2024 and 2025	~3.7% dilution

Manageable TBV Earn-back Period [3]	Strong Expected IRR [4]
2.58 years	~26%

Acquisition of DNVB: Transaction Multiples

Price / TBV	173%
Price / Adjusted TBV [5]	128%
Price / 2024 EPS + Cost Savings [6]	9.2x
Core Deposit Premium [7]	6.0%

1) Combined impact of the DNVB acquisition and the Florida divestiture; assumes both transactions close March 31, 2024 for modeling purposes
2) 2024 EPS accretion excludes impact of transaction costs
3) Based on crossover method for calculating TBVPS dilution earn-back timeframe; includes impact of transaction costs and day 2 CECL reserve
4) Assumes a terminal TCE / TA ratio of 8.00%, opportunity cost of cash of 5.00% and terminal multiple of 10.0x price / earnings
5) Based on TBVPS as of June 30, 2023 adjusted to include the after-tax fixed asset write-up of $8.3 million, based on appraisal values
6) Assumes fully-phased in cost savings; excludes transaction costs
7) Core deposits defined as total deposits less time deposits > $250,000

MidWestOne™ FINANCIAL GROUP, INC.
5

Denver and Florida Market Snapshots

Acquisition of Denver Bankshares, Inc.



Denver, CO
DNVB (2 Branches)
Existing MOFG Denver Franchise
Arvada
Commerce City
Fairmount
Wheat Ridge
Golden
Applewood
West Pleasant View
Denver
Lakewood
Aurora
Four Square Mile
Morrison
Englewood
Cherry Creek
Centennial
Columbine

Florida Franchise Divestiture



Fort Myers, FL
Naples, FL
Divested FL Branches
Estero
Bonita Springs
Immokalee
Golden Gate







Financial Snapshot

$ millions	DNVB	FL Branches
Gross Loans	$198.0	$162.2
Total Assets	271.5	167.0
Total Deposits	241.8	158.8
Total Equity	18.8	--
Est. 2023 Net Income	1.5	1.3 [1]

MOFG's Pro Forma Franchise [2]

$ millions State	Branch Count	Loans in Market	Deposits in Market
Iowa	35	$2,156	$3,745
Minnesota	12	1,176	948
Wisconsin	7	128	474
Colorado	3	607	373
Total	57	$4,067	$5,541

The combination of these opportunities allows for capital created from the gain on sale of our Florida franchise to be deployed in a strategic and compelling manner in our growing Denver market

MidWestOne™ FINANCIAL GROUP, INC.

1) Illustrative run-rate net income impact of the Florida divestiture based on divested balances of loans and deposits, current yields and costs, estimated provision expense, fee income, operating expenses and yield on net proceeds
2) Pro forma franchise information represents a simple summation excluding transaction adjustments or purchase accounting; selected loans excluded from the Florida transaction are reassigned to Iowa

Note: Financial data as of June 30, 2023; DNVB financial data presented on a consolidated basis; figures may not total due to rounding

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Overview of Denver Bankshares, Inc.

Company Overview

- The Bank of Denver was founded in 1941, and is one of the few remaining independent community banks in the Denver MSA
- Retention of highly experienced team with deep local knowledge, an excellent reputation, and strong client relationships
- Adds scale in a market where MOFG has built significant momentum, including 29% loan growth and 14% deposit growth for the last twelve months ending June 30, 2023
- Denver becomes one of MOFG's five largest deposit MSAs
- Lowers MOFG's overall cost of deposits
- Strong credit culture evidenced by pristine asset quality metrics

Denver Market Highlights [1]

Key Employers

dish, Ovintiv, Ball, VF, ORACLE, Newmont, ARROW, DaVita, centura, qurate RETAIL GROUP, LOCKHEED MARTIN

3.0mm 2023 Total Population	$115bn Total Deposits in Market
19.0% 2010-2023 Pop. Change	4.7% 2023-2028 Proj. Pop. Change
$96,990 2023 Median HH Income	15.9% 2023-2028 Proj. HH Inc. Change

DNVB Financial Highlights [2]

$ millions	2021	2022	YTD 6/30/2023
Balance Sheet			
Total Assets	$295	$276	$272
Gross Loans	166	197	198
Total Deposits	268	254	242
Total Equity	25	19	19
Loans / Deposits	62%	78%	82%
TCE / TA	8.4%	7.0%	6.9%
Profitability			
Cost of Deposits	0.19%	0.28%	0.98%
Net Interest Margin	3.07%	3.37%	3.37%
Nonint. Exp. / Avg. Assets	2.47%	2.55%	2.80%
Efficiency Ratio	78.8%	74.2%	78.7%
ROAA	0.58%	0.59%	0.52%
ROATCE	6.54%	8.18%	7.54%
Asset Quality			
NPLs / Loans	0.03%	0.00%	0.00%
NPAs / Assets	0.02%	0.00%	0.00%
ACL / Loans	1.10%	0.94%	1.22%
NCOs / Average Loans	0.00%	(0.01%)	0.00%

MidWestOne FINANCIAL GROUP, INC.

1) Source: S&P Capital IQ Pro; deposit information as of June 30, 2023 (per FDIC); demographic information is estimated per Claritas
2) DNVB financial highlights presented on a consolidated basis

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Projected Pro Forma Financial Impact

	MOFG Pro Forma: Acquisition of DNVB & Florida Divestiture	Illustrative MOFG Pro Forma: Acquisition of DNVB Only (excluding Florida Divestiture)
EPS Impact [1]	13.4% accretive to 2024 EPS 10.2% accretive to 2025 EPS	12.0% accretive to 2024 EPS 12.9% accretive to 2025 EPS
TBVPS Impact	3.7% dilutive to TBVPS at closing	5.7% dilutive to TBVPS at closing
TBVPS Dilution Earn-back Period [2]	2.58 years	3.58 years
IRR [3]	~26%	~14%
Profitability Metrics	Accretive to ROAA and ROATCE	Accretive to ROAA and ROATCE
Closing Capital Position	TCE / TA of 6.5% CET1 Ratio of 8.9% Total RBC Ratio of 11.8%	TCE / TA of 6.2% CET1 Ratio of 8.5% Total RBC Ratio of 11.3%

MidWestOne™ FINANCIAL GROUP, INC.

1) 2024 EPS accretion excludes impact of transaction costs
2) Based on crossover method for calculating TBVPS dilution earn-back timeframe; includes impact of transaction costs and day 2 CECL reserve
3) Assumes a terminal TCE / TA ratio of 8.00%, opportunity cost of cash of 5.00% and terminal multiple of 10.0x price / earnings

Note: Assumes both transactions close March 31, 2024 for modeling purposes; actual closing timing subject to regulatory approvals and other considerations

8

9 Pro Forma 2024 EPS Buildup 1) Projected Florida franchise net income 2) Projected stand-alone DNVB net income; includes impact of assumed runoff of DNVB’s deposits 3) After-tax cost savings, phased-in 75% in 2024 4) Includes accretion of AOCI, non-PCD loan mark accretion and interest rate mark accretion/amortization for securities, loans and time deposits 5) Includes CDI amortization, net cost of cash and release of reserves from the divestiture of loans with the Florida branches Note: Earnings adjustments presented on an after-tax per share basis for the stub period from March 31, 2024 to December 31, 2024; excludes impact of transaction costs; assumes both transactions close March 31, 2024 for modeling purposes; figures may not total due to rounding

10 Pro Forma Closing TBVPS Buildup 1) Includes estimated $9.4 million after-tax gain, net of after-tax deal costs of $0.6 million; write-off of $1.8 million of goodwill is neutral to TBVPS 2) Includes acquisition of DNVB excluding interest rate marks and CECL Non-PCD reserve ‘double-count’; includes after-tax deal costs 3) Includes interest rate marks on DNVB’s securities portfolio (in excess of current AOCI), loan portfolio and time deposits 4) Includes CECL non-PCD reserve ‘double-count’ Note: All items presented on an after-tax per share basis and calculated based on projected impact as of March 31, 2024; assumes both transactions close March 31, 2024 for modeling purposes; figures may not total due to rounding CET1 Ratio 9.38% 8.89%(2) bps(20) bps+40 bps (67) bps

11 Both transactions are attractive individually, while the combined impacts are complementary from strategic and financial perspectives Completion of extensive due diligence, relative size, compatible cultures, and “in- market” nature of the franchise point to attractive execution risk profile Accelerates our growth in the commercially dense Denver MSA, driven by our solid existing team and attractive market dynamics Attractive monetization and exit of our undersized Florida franchise Strategic realignment and reallocation of a portion of our capital to our demographically vibrant Denver footprint Summary

12 Appendix

13 Key Terms and Assumptions: DNVB Acquisition 1) Based on 70,498 DNVB common shares outstanding; consideration subject to possible reduction based on tangible net worth measures and transaction expense limitations 2) Fixed asset write-up reflects appraisals completed by a third party firm during due diligence Transaction Consideration • 100% cash consideration • $462.42 per DNVB common share, or $32.6 million in the aggregate ¹ Cost Savings • ~40% of DNVB’s projected non-interest expense base • 75% realized in 2024; 100% realized in 2025 and thereafter Credit Mark • (1.32%) gross credit mark of $2.7 million, allocated 50% to PCD loans and 50% to non-PCD loans • $1.4 million PCD loan mark is recorded as an increase to the ACL; $1.4 million non-PCD credit mark is recorded as a write-down to gross loans and accreted back into net interest income over 5 years on a sum-of-years digits basis • Day 2 CECL reserve of 1.0x of the non-PCD credit mark Purchase Accounting • 5.40% interest rate mark on DNVB’s loan portfolio equating to $11.2 million; amortized over 5 years on a sum-of-years digits basis • $3.3 million interest rate mark on securities in addition to DNVB’s current AOCI position; amortized over 4 years on a straight line basis • (0.96%) interest rate mark on time deposits equating to a ($0.3) million write-down; amortized over 1 year on a straight line basis • $8.3 million write-up to DNVB’s branches and HQ building; valuations based on 3rd party appraisals ² Other Assumptions • 10% run-off in DNVB’s deposits from announcement through Q2 2024 • 4.50% core deposit intangible equating to $9.3 million; amortized over 10 years on a straight line basis • Opportunity cost of cash of 5.00%, pre-tax Deal Costs • Transaction related costs of approximately $5.5 million, pre-tax Timing, Approvals & DNVB Tangible Net Worth • Anticipated closing in Q1 2024 • DNVB shareholder approvals and customary regulatory approvals required • Consideration reduction on a dollar-for-dollar basis if DNVB’s tangible net worth is less than target threshold at closing • Closing conditions include DNVB reaching minimum tangible net worth threshold at closing

14 Key Terms and Assumptions: Florida Divestiture 1) Based on FL franchise total deposits of $158.8 million as of June 30, 2023 Purchaser • DFCU Financial, a $6.4 billion asset credit union headquartered in Dearborn, MI • Prior acquisition experience, including the 2022 purchase of a commercial bank located in Tampa, FL Valuation • Deposit premium: 7.5% • Estimated gross deposit premium: $11.9 million, pre-tax ¹ Divested Assets & Liabilities • Includes the transfer of approximately $0.4 million in cash, $162.2 million of loans, $3.6 million of fixed assets, $0.8 million of other assets, $158.8 million of deposits and $0.5 million of other liabilities • Certain loans expected to total $25.0 million are excluded from the transaction and expected to be retained by MOFG Other Assumptions • Assumes the write-off of approximately $1.8 million of intangibles • Transaction related costs of approximately $700 thousand, pre-tax • Anticipated closing in Q2 2024

15 Pro Forma Results Excluding Interest Rate Marks 1) Assumes the removal of purchase accounting interest rate marks to illustrate the pro forma impact to MOFG; excludes interest rate marks on securities, loans and time deposits 2) 2024 EPS accretion excludes impact of transaction costs 3) Assumes the crossover method for calculating TBVPS dilution earn-back timeframe Note: Assumes both transactions close March 31, 2024 for modeling purposes 2024E EPS ² 13.4% 2025E EPS 10.2% TBVPS Dilution at Closing 3.7% TBVPS Dilution Earn-back Period ³ 2.58 years 8.9%CET1 Ratio Acquisition of DNVB & Florida Divestiture Illustrative Acquisition of DNVB Only (excluding Florida Divestiture) 6.4% 3.9% 1.2% 1.50 years 9.1% 12.0% 12.9% 5.7% 3.58 years 8.5% 5.0% 6.6% 3.2% 3.33 years 8.7% With Interest Rate Marks Without Interest Rate Marks ¹ With Interest Rate Marks Without Interest Rate Marks ¹

16 Pro Forma Loan and Deposit Composition 1) Represents a simple summation excluding transaction adjustments Note: Regulatory loan and deposit composition as of June 30, 2023; figures may not total due to rounding Florida DivestitureAcquisition of DNVB MOFG Pro Forma ¹ D e p o s it P o rt fo li o L o a n P o rt fo li o $4.1B$198M $162M 1-4 Family 15.8% Multifam. 7.9% OO RE 13.8% C & D 7.5%NOO RE 19.0% C & I 18.3% Consumer & Other 17.7%1-4 Family 17.0% Multifam. 10.5% OO RE 19.8% C & D 6.5% NOO RE 39.2% C & I 0.5% Consumer & Other 6.5% 1-4 Family 8.7% Multifam. 2.7% OO RE 21.8% C & D 12.7% NOO RE 52.2% C & I 1.5% Consumer & Other 0.4% $5.5B$242M $159M Non- interest Bearing 16.8% Core Interest Bearing 56.5% Time < $250K 18.4% Time > $250K 8.2% Non- interest Bearing 32.8% Core Interest Bearing 53.1% Time < $250K 8.4% Time > $250K 5.7% Non- interest Bearing 29.1% Core Interest Bearing 53.8% Time < $250K 9.4% Time > $250K 7.7%